SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                               SEPTEMBER 29, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission                IRS Employer
jurisdiction                    File Number               Identification
of incorporation                                          Number

Delaware                          1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600





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                      INFORMATION TO BE INCLUDED IN REPORT

Item 2.  Acquisition or Disposition of Assets

         On September 29, 1998, Halliburton Company ("Halliburton") completed the acquisition of Dresser Industries, Inc. ("Dresser") pursuant to the Agreement and Plan of Merger dated as of February 25, 1998 by and among Halliburton, Halliburton N.C., Inc., a wholly owned direct subsidiary of Halliburton ("Merger Sub"), and Dresser (the "Merger Agreement"). Pursuant to the Merger Agreement, Merger Sub was merged (the "Merger") with and into Dresser, with Dresser surviving as a subsidiary of Halliburton. As a result of the merger, each outstanding share of Dresser common stock, par value $0.25 per share ("Dresser Common Stock"), has been converted into the right to receive one (1.0) share of Halliburton common stock, par value $2.50 per share ("Halliburton Common Stock"). In the aggregate, Halliburton is issuing approximately 176 million shares of Halliburton Common Stock in exchange for the Dresser Common Stock. The exchange ratio of 1.0 to 1.0 was determined by negotiations among Halliburton and Dresser. In addition, as part of the Merger, Halliburton is reserving approximately 7.3 million shares of Halliburton Common Stock in exchange for certain rights relating to Dresser's employee and directors plans. There were no material relationships between Halliburton and Dresser prior to the consummation of the merger.

         The Company sold its 36% ownership interest in M-I L.L.C. ("M-I") to Smith International, Inc. ("Smith") on August 31, 1998. This transaction completed Halliburton's commitment to the United States Department of Justice ("DOJ") to sell its M-I interest in connection with the Merger. The purchase price of $265 million was paid by Smith in the form of a non-interest bearing promissory note due 240 days from the date of the closing. All of M-I's debt remains an obligation of M-I. In connection with the Merger, the Company entered into a consent decree with the DOJ requiring divestiture of Halliburton's current worldwide logging-while-drilling ("LWD") business. In 1997 the affected business had revenues of less than $50 million, or approximately 0.4% of the combined revenues of Halliburton and Dresser. Halliburton's existing directional drilling service line and Dresser's Sperry-Sun division are not impacted by the decree. While Halliburton agreed in the consent decree to divest one-half of its sonic LWD tools, it will continue to provide customers with sonic LWD services using its existing sonic technologies. The consent decree requires Halliburton to divest such LWD business by March 28, 1999.

         Dresser, which was previously publicly traded, is a leading global supplier to the total hydrocarbon energy stream. Dresser's product and service offerings encompass sophisticated drilling and well construction systems as well as technologies, engineered equipment and project management for the transportation and conversion of oil and natural gas. Halliburton currently intends to continue Dresser's business activities.

Item 7.  Financial Statements and Exhibits

         List  below  the  financial   statements,   financial  information  and
exhibits, if any, filed as part of this report.

(c)      Exhibits

2(a) Agreement and Plan of Merger, dated as of February 25, 1998, among Halliburton Company, Halliburton N.C., Inc. and Dresser Industries, Inc. (incorporated by reference to Exhibit C to Halliburton Company's
         Schedule 13D filed on March 9, 1998)

2(b) Stock Option Agreement dated as of February 25, 1998, among Halliburton Company and Dresser Industries, Inc. (incorporated by reference to Exhibit B to Halliburton Company's Schedule 13D filed on March 9, 1998)

23(a)*   Consent of Arthur Andersen LLP


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23(b)*   Consent of PricewaterhouseCoopers LLP

27(a)*   Financial data schedules for the twelve months ended December 31, 1995

27(b)* Financial data schedules for the three, six, nine, and twelve months ended December 31, 1996

27(c)* Financial data schedules for the three, six, nine, and twelve months ended December 31, 1997

27(d)*   Financial  data schedules  for the three  and six months ended June 30,
         1998

99(a)* Supplemental financial statements for Halliburton Company for the three years ended December 31, 1997 and six months ended June 30, 1998

99(b) Annual Report on Form 10-K of Dresser Industries, Inc. for the year ended October 31, 1997 (incorporated by reference to the filing by Dresser for its fiscal year ended October 31, 1997 filed January 27,
         1998)

99(c) Amendment No. 1 to Form 10-K of Dresser Industries, Inc. for the year ended October 31, 1997 (incorporated by reference to the filing by Dresser on Form 10-K/A filed April 16, 1998)

99(d)*   Report of independent accountants, PricewaterhouseCoopers LLP

99(e) Annual Report on Form 10-K of Halliburton Company for the year ended December 31, 1997 (incorporated by reference to the filing by Halliburton for its year ended December 31, 1997 filed February 24,
         1998)

99(f)    Amendment No. 1 to Form 10-K of Halliburton  Company for the year ended
         December  31,  1997  (incorporated  by   reference  to  the  filing  by
         Halliburton on Form 10-K/A filed March 18, 1998)

*        Filed with this Form 8-K/A


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY





October 23, 1998                        By:  /s/  Gary V. Morris
                                           ----------------------------------
                                                  Gary V. Morris
                                                  Executive Vice President
                                                  and Chief Financial Officer





                                             /s/  R. Charles Muchmore, Jr.
                                           -------------------------------------
                                                  R. Charles Muchmore, Jr.
                                                  Vice President and Controller

Index to exhibits filed with this current report.

Exhibit
Number    Description
-------   --------------------
23(a)     Consent of Arthur Andersen LLP

23(b)     Consent of PricewaterhouseCoopers LLP

27(a)     Financial data schedules for the twelve months ended December 31, 1995

27(b) Financial data schedules for the three, six, nine and twelve months ended December 31, 1996

27(c) Financial data schedules for the three, six, nine and twelve months ended December 31, 1997

27(d)     Financial data schedules for the  three and six  months ended June 30,
          1998

99(a) Supplemental financial statements for Halliburton Company for the three years ended December 31, 1998 and six months ended June 30, 1998

99(d)     Report of independent accountants, PricewaterhouseCoopers LLP